First Quarter
2008 Review
April 30, 2008
First Quarter
2008 Review
April 30, 2008
Tim S. Nicholls
Senior Vice President &
Chief Financial Officer
John V. Faraci
Chairman &
Chief Executive Officer
Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements
These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to: (i) industry conditions, including but not limited to changes in the cost or availability of raw materials and energy, transportation costs, the company's product mix, demand and pricing for its products; (ii) global economic conditions and political changes, particularly in Latin America, Russia, Europe and Asia, including but not limited to changes in currency exchange rates, credit availability, and the company's credit ratings issued by recognized credit rating organizations; (iii) natural disasters, such as hurricanes and earthquakes; (iv) the company's ability to realize anticipated profit improvement from its transformation plan, and (v) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and to actual or potential litigation. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.

First Quarter 2008 Results Summary
First Quarter 2008 Results Summary
Volumes
– Weakened in North America
– Held up outside North America
Prices
– Improved globally
Input Costs
– Escalated globally
Improved free cash flow
Lower Forest Products earnings
Ilim’s 4Q07 earnings on track
$0.30
$0.41
$0.37
$0.15
$0.28
$0.04
1Q07 4Q07 1Q08
Forest Products EPS
Operating Business EPS
$0.45
$0.41
$0.69
Earnings from continuing operations before special items

0.37
.45
.21
.01
.07
0.04
(.24)
(.03)
.01
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
1Q '07 Price Volume Cost/Mix Materials &
Freight
Interest Ilim Shares 1Q '08
$ / Share $ / Share
IPG        .05
CPG       .02
P&C       .09
Europe   .05
Fiber           (.06)
Chemicals   (.08)
Energy        (.08)
Freight         (.02)
NA Papers    .03
Outages        .04
1Q08 vs. 1Q07 EPS
Higher Costs, Higher Prices, Lower Forest Products Earnings
1Q08 vs. 1Q07 EPS
Higher Costs, Higher Prices, Lower Forest Products Earnings
.30
.15
.04
Earnings from continuing operations before special items
Forest Products Earnings
.41

Global Sales Volumes
1Q08 vs. 1Q07
Global Sales Volumes
1Q08 vs. 1Q07
0
500
1,000
1,500
2,000
2,500
Printing
Papers
Pulp Container
board
Coated
Paperboard
Container xpedx
Revenue
1Q07 1Q08
0% 5%              28% 2% 3%               19%
xpedx includes the addition of Central Lewmar revenues

Increasing Global Input & Freight Costs
$161MM, or $0.24/Share Impact vs. 1Q07
Increasing Global Input & Freight Costs
$161MM, or $0.24/Share Impact vs. 1Q07
Input costs for continuing businesses
Percentage change reflects North American input costs
N.A. 24%                   26%                3%             6%
(16)
(40)
(52)
(53)
($60)
($50)
($40)
($30)
($20)
($10)
$0
Energy Chemicals Fiber Freight
North America Outside North America

Recovering North American Input Cost Increases
Recovered via Price Increases
Recovering North American Input Cost Increases
Recovered via Price Increases
North American Papers & Packaging
($200)
($100)
$0
$100
$200
$300
$400
$500
2003 vs. 2002 2004 vs. 2003 2005 vs. 2004 2006 vs. 2005 2007 vs. 2006 1Q08 vs. 1Q07
Price Increases / Decreases          Input Cost Increases

Global Input & Freight Costs by Segment
$161 Million Global Impact 1Q08 vs. 1Q07
Global Input & Freight Costs by Segment
$161 Million Global Impact 1Q08 vs. 1Q07
Consumer
Packaging
($27)
Industrial
Packaging
($45)
Printing
Papers
($89)
($90)
($80)
($70)
($60)
($50)
($40)
($30)
($20)
($10)
$0
Wood Energy Chemicals Freight OCC

9 Corporate Items 10% Reduction 1Q07 vs. 1Q08 Corporate Items 10% Reduction 1Q07 vs. 1Q08 $164 $148 $201 $56 $37 $127 $21 $145 $127 $0 $50 $100 $150 $200 $250 1Q07 4Q07 1Q08 Business Corporate

10 Printing Papers Earnings 1Q08 vs. 1Q07 Printing Papers Earnings 1Q08 vs. 1Q07 185 167 15 2 11 (10) $0 $50 $100 $150 $200 1Q07 North America Paper North America Pulp Europe Brazil 1Q08

Average IP price realization (includes the impact of mix across all grades)
$28
€44
$69
$62
Price/ton
46%
(1%)
(5%)
(7%)
Volume
1Q08 vs. 1Q07
Price/ton
1Q08 vs. 4Q07
(7%)
2%
(14%)
(1%)
Volume
($20) Brazilian Uncoated Papers
(€7) European Uncoated Papers
$26 U.S. Pulp
$24 N.A. Uncoated Papers
Business
$185
$1,715
1Q08
$243
$1,720
4Q07
$167
$1,540
1Q07
Earnings
Sales
$ Million
Printing Papers
Printing Papers

Printing Papers Earnings
1Q08 vs. 1Q07
Printing Papers Earnings
1Q08 vs. 1Q07
NA        22
Europe   4
Brazil    (1)
NA          58
Europe   31
Brazil        2
185
167
91
25
(89)
(9)
$0
$50
$100
$150
$200
$250
$300
1Q '07 Price Materials &
Freight
Cost / Mix Volume 1Q '08

13 97 73 3 21 $0 $20 $40 $60 $80 $100 1Q07 North America Europe 1Q08 Industrial Packaging Earnings 1Q08 vs. 1Q07 Industrial Packaging Earnings 1Q08 vs. 1Q07

Average IP price realization (includes the impact of mix across all grades)
€63
$47
$43
Price / Ton
(4%)
Flat
29%
Volume
1Q08 vs. 1Q07
€4 1% European Container
1Q08 vs. 4Q07
(2%)
10%
Volume
$21 N.A. Container
$19 N.A. Containerboard
Price / Ton
Business
$97
$1,445
1Q08
$109
$1,390
4Q07
$73
$1,235
1Q07
Earnings
Sales
$ Million
Industrial Packaging
Industrial Packaging

97
73
28
10
31
(45)
$0
$25
$50
$75
$100
$125
$150
1Q '07 Price Volume Cost / Mix Materials &
Freight
1Q '08
Industrial Packaging Earnings
1Q08 vs. 1Q07
Industrial Packaging Earnings
1Q08 vs. 1Q07
Outages     24
Mix            14
Cost          (10)

Average IP price realization (includes the impact of mix across all grades)
*Excludes a special item of ($5) million related to the reorganization of Shorewood’s Canadian operations
NA
Price
$31
Price/Ton
4%
Revenue
4%
Volume
1Q08 vs. 1Q07
Price Revenue
Business
1Q08 vs. 4Q07
(7%)
1%
Volume
NA Converting Businesses
$12 U.S. Coated Paperboard
Price/Ton
Business
$14*
$770
1Q08
$15
$780
4Q07
$40
$715
1Q07
Earnings
Sales
$ Million
Consumer Packaging
Consumer Packaging

$0
$10
$20
$30
$40
$50
$60
1Q '07 Price Volume Cost / Mix Materials
& Freight
Other 1Q '08
Consumer Packaging Earnings
1Q08 vs. 1Q07
Consumer Packaging Earnings
1Q08 vs. 1Q07
(13)
14*
14
2
(27)
(2)
40
*Excludes a special item of ($5) million related to the reorganization of Shorewood’s Canadian operations
Cost       (6)
Mix         (6)
Outages  (1)

$16
$1,985
1Q08
$28
$2,045
4Q07
$20
$1,675
1Q07
Earnings
Sales
$ Million
xpedx
xpedx
Operating earnings up slightly from 1Q07
– Including incremental bad debt expenses
– Including Canadian unit start-up costs
Earnings decline since 1Q07 due to changes in
overhead allocation

19 Forest Products Forest Products 13,000 61,000 30,000 Acres Sold $1,871 $2,750 $2,659 Price / Acre $25 $25 1Q08 $171 $190 4Q07 $97 $85 1Q07 Earnings ($ Million) Sales ($ Million)

Ilim Joint Venture 4Q07 Results
IP’s Share: $17MM or $0.04 EPS
Ilim Joint Venture 4Q07 Results
IP’s Share: $17MM or $0.04 EPS
Strong end-use markets in Russia & China
– Solid economic growth
– Growing demand for pulp, paper & packaging
– Increasing pricing
Business performing ahead of plan
– Shipments of 663,000 MT
– Producing at full capacity
– 20%+ EBITDA margins
Ilim board of directors has approved $350 million
2008 capital plan
• IP’s share of the earnings includes a ($6) million one-time fair market value adjustment to work-in-process and finished goods inventories
• Ilim EBITDA margin is on a 100% basis before IP adjustments and IP NA margins excludes Forest Products and xpedx

Free Cash Flow Improvement
Free Cash Flow Improvement
$118
($178)
$296
1Q07
$172 Free Cash Flow
($215) Less Capital Investment
$387
Cash Provided by
Continuing Operations
1Q08
Free Cash Flow
($ Million)

Weyerhaeuser CBPR Acquisition Update
Creating the Premier Global Supplier
Weyerhaeuser CBPR Acquisition Update
Creating the Premier Global Supplier
Compelling Valuation
Well-Maintained, Quality Assets
Consistent with Transformation Plan
Significant Synergies
Good Strategic Fit
Higher EBITDA Margins and Cash Flow
Low Integration Risk
Improves Core Business

Weyerhaeuser CBPR Acquisition Update
Improving the Quality of our Earnings
Weyerhaeuser CBPR Acquisition Update
Improving the Quality of our Earnings
2005
EBITDA - $2.8B
2007 Pro Forma with
Weyerhaeuser Assets
EBITDA - $3.9B
(1)
Printing
Papers
Packaging
Forest
Products
Distribution
Arizona Chemical
Coated Papers
Wood Products
Beverage Packaging
Printing
Papers
Packaging
Forest
Products
Distribution
(1)
Includes $400 million in run rate synergies
EBITDA = Operating profit plus depreciation and amortization less special items

Weyerhaeuser CBPR Acquisition Update
Weyerhaeuser CBPR Acquisition Update
Filed for Hart-Scott-Rodino Act approval
Integration planning in progress
Preparing for transition services
Targeting to close during 3Q

2Q08 Outlook
Changes from 1Q08
2Q08 Outlook
Changes from 1Q08
Non-North
America
North America
Uncertain
Better
Slight Increase
Slight Increase
Increase
Flat
Improving
Better Operations
Volume
Pricing
Flat Packaging
Improving Paper
Uncertain Input & Freight Costs
Increase Maintenance Outages
Slight Decrease
Flat
Paper
Packaging

26 Questions & Answers Questions & Answers Investor Relations Contacts Thomas A. Cleves 901-419-7566 Ann-Marie Donaldson 901-419-4967 Emily Nix 901-419-4987 Media Contact Patty Neuhoff 901-419-4052

27 Appendix

0.37
.41
0.07
.05
.04
(.04)
(.02)
(.14)
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
4Q '07 Price Volume Cost/Mix Materials &
Freight
Corporate /
Other
Ilim 1Q '08
$ / Share $ / Share
Papers       .03
Packaging  ..02
Cost          (.01)
Outages    (.01)
Energy        (.07)
Chemicals   (.04)
Wood          (.02)
Freight        (.01)
1Q08 vs. 4Q07 EPS
Lower Forest Products Earnings & Increasing Input Costs
1Q08 vs. 4Q07 EPS
Lower Forest Products Earnings & Increasing Input Costs
.28
.04
.41
.69
Earnings from continuing operations before special items
Forest Products Earnings

Printing Papers Earnings
1Q08 vs. 4Q07
Printing Papers Earnings
1Q08 vs. 4Q07
185
243
15
(2)
(14)
(55)
$0
$50
$100
$150
$200
$250
$300
4Q '07 Price Volume Cost / Mix Materials &
Freight
Other 1Q '08
Cost       (13)
Mix           4
Outages   (5)
(2)

97
109
2
8
9
(23)
(8)
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
$110
$120
$130
4Q '07 Price Volume* Cost / Mix Materials
& Freight
Other 1Q '08
Industrial Packaging Earnings
1Q08 vs. 4Q07
Industrial Packaging Earnings
1Q08 vs. 4Q07
Cost          15
Mix              3
Outages   (16)
*Excludes trade volume

$0
$5
$10
$15
$20
4Q '07 Price Volume Cost / Mix Materials &
Freight
Other 1Q '08
Consumer Packaging Earnings
1Q08 vs. 4Q07
Consumer Packaging Earnings
1Q08 vs. 4Q07
1
14*
4 (4)
(12)
10
15
Outages   14
Cost         (8)
Mix           (5)
*Excludes a special item of ($5) million related to the reorganization of Shorewood’s Canadian operations

Global Sales Volumes
1Q08 vs. 4Q07
Global Sales Volumes
1Q08 vs. 4Q07
0
500
1,000
1,500
2,000
2,500
Printing
Papers
Pulp Container
board
Coated
Paperboard
Container xpedx
Revenue
4Q07 1Q08
(1%) (7%) 9% 0% (2%)               (3%)
Containerboard includes the addition of Pensacola linerboard capacity xpedx includes the addition of Central Lewmar revenues

Increasing Global Input & Freight Costs
$90MM, or $0.14/Share Impact vs. 4Q07
Increasing Global Input & Freight Costs
$90MM, or $0.14/Share Impact vs. 4Q07
Input costs for continuing businesses
Percentage change reflects North American input costs
N.A. 12%                   11%                  2% 4%
(9)
(15)
(25)
(41)
($50)
($40)
($30)
($20)
($10)
$0
Energy Chemicals Fiber Freight
North America Outside North America

.16
.30
.34
.27
.20
.17
.04
.12
.30
.47
.45
.52
.57
.69
.41
.45
.02
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
2004 2005 2006 2007
Diluted EPS
from Continuing Operations before Special Items
Diluted EPS
from Continuing Operations before Special Items
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at presentations
$0.82 $0.70 $1.33 $2.22 FY
2008

$0.31
($0.04)
$0.35
($0.06)
$0.41
1Q08
Net Earnings
Discontinued Operations
Earnings from Continuing Operations
Special Items
Earnings from Continuing Operations
& Before Special Items
Diluted Earnings per Share
Special Items & Discontinued Operations
Special Items & Discontinued Operations

Special Items & Discontinued Operations
1Q08
Special Items & Discontinued Operations
1Q08
Earnings
per Share
$ Million Special Items (net of tax & minority interest)
($3) Shorewood Canadian Reorganization
($25) Legal Reserves
$3 Restructuring & Corporate
($0.06) ($25) Total Special Items
($1) Wood Products
($16) Beverage Packaging
($0.04) ($17) Total Discontinued Operations
Earnings
per Share
$ Million Discontinued Operations (net of tax)

30%
$206
$297
$1.1
$1.3
2007
1
32 - 33%
$140 - $160
$340 - $360
$1.1
$1.1
2008
Estimate
3
29%
$276
$521
$1.2
$1.1
2006
1
Effective Tax Rate
2
Corporate Items
($ Million)
Net Interest Expense
($ Million)
Depreciation & Amortization
($ Billion)
Capital Spending
($ Billion)
1
Excludes discontinued operations and Coated Papers
2
Before special items and excluding Ilim
3
Not including Weyerhaeuser
Key Financial Statistics
Key Financial Statistics

($60)
($10)
($26)
($24)
Impact
($ Million)
Total Impact
Consumer Packaging
Industrial Packaging
Printing Papers
2Q08 Forecast vs.
1Q08 Actual
(85,000)
(5,000)
(55,000)
(25,000)
in Maintenance
Outages (Tons)
Maintenance outages and dollar impacts are estimated and are subject to change
Incremental Maintenance Outages
Incremental Maintenance Outages

$36
$9
$2
$25
3Q08E
$113
$11
$50
$52
2Q08E
$44
$17
$11
$16
4Q08E
Total Impact
Consumer Packaging
Industrial Packaging
Printing Papers
$ Millions
$53
$1
$24
$28
1Q08
Planned maintenance outages are subject to change
Planned Maintenance Outages
Planned Maintenance Outages

$732
$206
$0
$13
$38
$86
$127
$262
2007
$0 $0 $0 $0 $0 $8 Other
$188
$56
$3
$10
$22
$31
$66
3Q07
$746
$276
$47
$31
$79
$122
$183
2006
$164
$37
$3
$9
$21
$30
$64
1Q07
$201
$56
$3
$11
$25
$35
$71
4Q07
$63 $61 Printing Papers
$179
$57
$4
$8
$18
$31
2Q07
$21
Unallocated Corporate
Items
$11 Distribution
$2 Forest Products
$148 Total
$30 Industrial Packaging
$21 Consumer Packaging
1Q08 $ Million
Corporate Items
Revised Allocations for 2006 & 2007
Corporate Items
Revised Allocations for 2006 & 2007

Operating Profits by Industry Segment
from Continuing Operations before Special Items
Operating Profits by Industry Segment
from Continuing Operations before Special Items
$198 $439 $606
Earnings from continuing operations before income
taxes, equity earnings & minority interest
$17 $0 $0
Equity Earnings, net of taxes - Ilim
($21) ($56) ($37)
Corporate Items
$296
$5
($61)
$403
$6
$97
$20
$40
$73
$167
1Q07
($41)
$4
($81)
$337
$0
$25
$16
$14
$97
$185
1Q08
$4 Special Items
$0 Other Businesses
$566
Operating Profit
($79)
Net Interest Expense
$4
Minority Interest / Equity Earnings Adjustment
$171
$28
$15
$109
$243
4Q07
Forest Products
Distribution
Consumer Packaging
Industrial Packaging
Printing Papers
$ Million

Geographic Business Segment Operating Results
from Continuing Operations before Special Items
Geographic Business Segment Operating Results
from Continuing Operations before Special Items
Operating Profit Sales
$ Million
$28
$4
$7
$4
$0
$19
$90
$1
$27
$61
$53
$101
4Q07
$20
$1
$14
$25
$1
$15
$57
$0
$15
$18
$40
$94
1Q07
$3 $95 $85 $75 Asian
$16
$9
$2
$0
$18
$79
$0
$4
$33
$42
$106
1Q08
$1,985
$75
$600
$80
$315
$1,050
$5
$165
$225
$435
$885
1Q08
$2,045
$75
$620
$85
$300
$1,005
$5
$180
$255
$415
$865
4Q07
$1,675
$70
$570
$45
$265
$925
$5
$155
$140
$355
$885
1Q07
Asian
Industrial Packaging
North American
European
Asian
Distribution
European
North American
Consumer Packaging
U.S. Market Pulp
Brazilian
European
North American
Printing Papers
Excludes Forest Products

2008 Earnings from Continuing Operations
2008 Earnings from Continuing Operations
1
Assuming dilution
2
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at presentations
$16
$0
$16
Equity
Earnings
$0.35
($0.06)
$0.41
Diluted
EPS²
423 39% ($25) $0 $16 ($41)
1Q08
Earnings from Continuing Operations
423 30% $150 ($5) ($59) $198
1Q08
$175
Net
Income
$MM
31.5%
Estimated
Tax Rate
($5)
Minority
Interest
$MM
Special Items
$239
Pre-Tax
$MM
423 ($75)
1Q08
Before Special Items
Average
Shares¹
MM
Tax
$MM

Business Segment Price Realization
Business Segment Price Realization
$846
$554
1Q08
$646
$950
1Q08
$825
$536
4Q07
$621
$925
4Q07
$799
$511
1Q07
$577
$888
1Q07
Average Selling Price
Realizations
Industrial Packaging ($/ton)
Printing Papers ($/ton)
Containerboard
Corrugated Boxes
Pulp
Uncoated Freesheet
Average IP U.S. selling price realizations (includes the impact of mix across all grades)

0
50
100
150
200
250
Jan Apr July Oct Jan Apr July Oct Jan Apr Jul Oct Jan
2005 2006
2007
NYMEX Natural Gas closing prices
Index: Jan 2005 Natural Gas Costs = 100
Natural Gas Costs
Natural Gas Costs
2008

90
95
100
105
110
Jan Apr July Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan
U.S. Mill Wood Costs
U.S. Mill Wood Costs
Index: Jan 2005 Wood Costs = 100
2005 2006
2007 2008
Delivered cost to U.S. facilities

75
100
125
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan
2005 2006 2007 2008
Index: Jan 2005 Caustic Soda Costs = 100
Delivered cost to U.S. facilities
U.S. Caustic Soda Costs
U.S. Caustic Soda Costs

40
60
80
100
120
140
160
180
200
220
Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar
2006 2007
Index: Jan 2006 Corn Starch Costs = 100
Delivered cost to U.S. facilities
U.S. Corn Starch Costs
U.S. Corn Starch Costs
2008

110,000 350,000
Corn Starch (Tons)
Chemicals
Fiber
Energy
50,000 240,000
Sodium Chlorate (Tons)
- 40,000
LD Polyethylene (Tons)
4,000 24,000
Latex (Tons)
230,000 1,300,000
Coal (Tons)
8,200,000 43,000,000
Wood (Tons)
60,000 300,000
Caustic Soda (Tons)
310,000 600,000
Old Corrugated Containers (Tons)
Commodity
500,000
15,000,000
Non – U. S.
3,000,000
# 6 Fuel Oil (Barrels)
28,000,000
Natural Gas (MM BTUs)
U. S.
Global Consumption
Annual Purchase Estimates for Key Inputs
Global Consumption
Annual Purchase Estimates for Key Inputs
Includes only continuing businesses; does not include Asian consumption